BUILDING A STRONG FUTURE TOGETHER



OAK VALLEY BANCORP

Forward-Looking Statement

- This presentation includes forward-looking statements about the corporation for which the corporation claims the protection of safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

- Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the corporation's possible or assumed future financial condition, and its results of operations and business. Forward-looking statements are subject to risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, including increased energy costs in California, credit quality of borrowers, operational factors and competition in the geographic and business areas in which the company conducts its operations. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.



Company Overview

Company Name:	Oak Valley Bancorp, est. 2008 Headquartered in Oakdale, CA
Subsidiaries:	- Oak Valley Community Bank, **est. 1991** - Eastern Sierra Community Bank, Division of OVCB, est. 2000
Ownership:	Public; Listed on NASDAQ under the ticker “**OVLY**”
Assets:	$1.0 Billion
Employees:	175
Number of Locations:	17



Branch Footprint


80
Sacramento
Bridgeport
Escalon
Sonora
Stockton
Manteca
San Francisco
580
Ripon
Tracy
Oakdale
Modesto
395
Mammoth
Lakes
Patterson
Turlock
Bishop
99
5
Fresno

1. Oakdale
2. Sonora - East
3. Modesto – 12th & I
4. Bridgeport
5. Mammoth Lakes
6. Bishop
7. Modesto-Dale
8. Turlock
9. Stockton
10. Patterson
11. Ripon
12. Escalon
13. Modesto – McHenry
14. Manteca
15. Tracy
16. Sonora – Downtown
17. Sacramento - LPO

Assets

(in millions)



$1,035
1200
1000
800
600
400
200
0
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Stockton
Modesto-McHenry, Manteca
Tracy
Sonora, MLB
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Net Income Available to Common Shareholders

(in millions)



$9.1
10
9
8
7
6
5
4
3
2
1
-
(1)
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Stockton
Modesto-McHenry, Manteca
Tracy
Sonora, MLB
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Highlights

Balance Sheet Growth
(year over year)

(millions)	2017	2016	Chg$	Chg%
Earnings	$9.1	$7.7	$1.4	18.6%
Assets	$1,035	$1,002	$33	3.3%
Loans	$663	$611	$52	8.5%
Deposits	$939	$914	$25	2.7%

Achievements

- Branch Relocations Driven by Growth
  - East Sonora Relocation
    - $150MM in Deposit Growth in 5 years
    - From Leased Branch to Purchased Location
    - Improved Visibility and Access
  - Turlock Relocation
    - $30MM in Deposit Growth in 5 years
    - Improved Visibility and Access
    - Enhancement to Downtown Core
- Entrance into the Sacramento Market
  - LPO in Downtown Sacramento
  - Branch Under Construction
- 2017 Raymond James Community Bankers Cup

Market Capitalization
(in millions)


180
160
140
120
100
80
60
40
20
-
$6
$34
$102
$158
$162
1996
2006
2016
2017
2018*
OVLY Market Cap

-*As of May 31, 2018
- Potential for inclusion in Russell 2000, estimated minimum market cap range of $159MM - $167MM, as of May 11th

Historic Stock Price Summary


25.00
20.00
15.00
10.00
5.00
-

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
OVLY ($/SH)	3.55	3.32	4.15	7.00	14.8	15.6	13.0	8.25	6.00	4.41	5.90	6.75	7.45	8.37	10.1	10.4	12.5	19.5	19.8
OVLY (BV/SH)	2.52	2.63	2.92	3.18	4.10	4.44	4.84	5.57	5.83	6.13	6.64	7.37	7.99	8.24	9.29	9.69	10.1	11.2	11.3
OVLY ($/BV)	1.41	1.26	1.42	2.20	3.63	3.53	2.69	1.48	1.03	0.72	0.89	0.92	0.93	1.02	1.09	1.07	1.23	1.74	1.75

- *as if May 31, 2018

Keys to Success

- Focus on Service
  - Relationship based
  - Rapid response time
- Low-Cost Core Deposits
- Quality loans are key
- Emphasis on planning
- Investing in our team



BUILDING A STRONG FUTURE TOGETHER



OAK VALLEY BANCORP